UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015

CrossAmerica Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 West Hamilton Street, Suite 500 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 16, 2015, CrossAmerica Partners LP (the “Partnership”) and CrossAmerica GP LLC, the general partner of the Partnership (the “General Partner”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in Schedule I thereto (the “Underwriters”). The Underwriting Agreement relates to an offering (the “Offering”) of 4,600,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price to the public of $31.45 per Common Unit. Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days to purchase up to 690,000 additional Common Units on the same terms. The Partnership expects the transaction to close on June 19, 2015.
Affiliates of certain of the Underwriters are lenders under the Partnership’s credit facility and will receive their pro rata portion of the net proceeds from the Offering through the repayment of borrowings extended under the Partnership’s credit facility.
The Common Units to be sold pursuant to the Underwriting Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3, as amended (File No. 333-192035), which was declared effective by the Securities and Exchange Commission on December 4, 2013.
The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and the General Partner and customary conditions to closing, indemnification obligations of the Partnership, the General Partner and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement which is filed as Exhibit 1.1 hereto and incorporated by reference herein.
Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement dated June 16, 2015, by and among CrossAmerica Partners LP, CrossAmerica GP LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC, RBC Capital Markets LLC and Raymond James & Associates, Inc. as representatives of the several Underwriters named in Schedule I thereto

5.1	Opinion of Paul Hastings LLP regarding the legality of the common units
8.1	Opinion of Paul Hastings LLP regarding tax matters
23.1	Consent of Paul Hastings LLP (included in its opinion filed as Exhibit 5.1)
23.2	Consent of Paul Hastings LLP (included in its opinion filed as Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Clayton E. Killinger
	Name:	Clayton E. Killinger
	Title:	Executive Vice President and Chief Financial Officer

June 18, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description
1.1
Underwriting Agreement dated June 16, 2015, by and among CrossAmerica Partners LP, CrossAmerica GP LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC, RBC Capital Markets LLC and Raymond James & Associates, Inc. as representatives of the several Underwriters named in Schedule I thereto

5.1	Opinion of Paul Hastings LLP regarding the legality of the common units
8.1	Opinion of Paul Hastings LLP regarding tax matters
23.1	Consent of Paul Hastings LLP (included in its opinion filed as Exhibit 5.1)
23.2	Consent of Paul Hastings LLP (included in its opinion filed as Exhibit 8.1)